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                                                                   EXHIBIT 10.23


                            DIRECTORS AND OFFICERS
                           INDEMNIFICATION AGREEMENT

     This Indemnification Agreement ("Agreement"), is effective as of May 3, 1995, and is made by and between YES CLOTHING CO., a California corporation (the "Company"), and MAURICE SCHOENHOLZ (the "Indemnitee").

     WHEREAS, the Indemnitee is a director or officer of the Company serving at the Company's request;

     WHEREAS, in recognition of the Indemnitee's services on behalf of the Company, the Company wishes to provide for the continuing indemnification of the Indemnitee, and to provide for the continued coverage of the Indemnitee under the Company's directors and officers' liability insurance policies for the period and subject to the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the Indemnitee's service to the Company, and intending to be legally bound hereby, the parties hereto agree as follows:

          1.   Definitions.
               -----------

               1.1  Expenses. For purposes of this Agreement, "Expenses" mean
                    --------
reasonable attorneys' fees and disbursements, accounting and witness fees, travel and deposition costs, expenses of investigations, expenses of Proceedings and related appeals, and any expenses of establishing a right to indemnification, pursuant to this Agreement or otherwise, including reasonable compensation for time spent by Indemnitee in connection with the investigation, defense or appeal of a Proceeding (as defined in Section 1.2 below) or action for indemnification for which he is not otherwise compensated by the Company or any third party. The term "Expenses" does not include the amount of judgments, fines or penalties actually levied against Indemnitee.

               1.2  Proceeding. For purposes of this Agreement, "Proceeding"
                    ----------
means any threatened, pending, or completed action, suit or other proceeding, whether brought in the name of the Company or otherwise and whether civil, criminal, administrative, investigative or any other type whatsoever.

          2.   Additional Indemnification.  The Company and the Indemnitee agree
               --------------------------
that this Agreement does not replace or supersede prior Indemnification Agreements by and between the Company and the Indemnitee to the extent that such prior Agreement provides additional or broader indemnification coverage.

          3.   Indemnification.  Subject to the limitations set forth in
               ---------------
Sections 7 and 8, the Indemnitee shall be entitled to the following indemnification by the Company:
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               3.1  Third Party Actions.  If the Indemnitee was or is a party or
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is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company to procure a judgment in its favor) by reason of the fact that the Indemnitee was or is a director of the Company, or by reason of the fact that Indemnitee was or is serving at the request of the Company as a director, officer, agent or employee of another enterprise, or by reason of anything done or not done by the Indemnitee in any such capacity, the Company shall indemnify the Indemnitee against any and all Expenses, judgments, fines, penalties and amounts paid in settlement, in each case to the extent actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of such Proceeding, to the fullest permitted by the Company's Articles of Incorporation, California law, public policy or other applicable law, including binding regulations and orders of, and undertakings or other commitments with, any governmental entity or agency, as the same exists or may hereinafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment).

               3.2  Derivative Actions.  If the Indemnitee was or is a party or
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is threatened to be made a party to any Proceeding by or in the right of the
Company to procure a judgment in the Company's favor by reason of the fact that the Indemnitee is or was a director of the Company or by reason of the fact that Indemnitee was or is serving at the request of the Company as a director, officer, agent or employee of another enterprise, or by reason of anything done or not done in any such capacity, the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such Proceeding, to the fullest extent permitted by the Company's Articles of Incorporation, California law, public policy, or other applicable law, including binding regulations and orders of, and undertakings or other commitments with, any governmental entity or agency, as the same exists or may hereinafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment).

               3.3  Expenses Paid by Insurance.  Notwithstanding the foregoing,
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the Company shall not be obligated to indemnify the Indemnitee for Expenses, judgments, fines, penalties or amounts paid in settlement which have been paid directly to Indemnitee by directors' and officers' insurance, if any.

               3.4  Duty to Obtain Insurance Coverage.  The Company currently
                    ---------------------------------
has and will keep in force a policy of insurance for directors and officers with a minimum aggregate limit of liability of $10,000,000. The Company shall pay all premiums, commissions and other costs or charges incurred in obtaining the endorsement and shall promptly deliver to Indemnitee a certificate of confirmation of insurance with respect to such policy.

          4.   Partial Indemnification.  If the Indemnitee is entitled to
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indemnification on some claims, issues or matters, but not on others, involved in a Proceeding, the Company

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shall indemnify the Indemnitee against Expenses, judgments, fines, penalties and amounts paid in settlement incurred by the Indemnitee concerning those matters for which the Indemnitee is entitled to be indemnified pursuant to the provisions of this Agreement.

          5.   Advancement of Expenses.  The Expenses incurred by Indemnitee in
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investigating, defending, or appealing any Proceeding covered hereunder shall be paid by the Company in advance (unless, in the opinion of regular outside counsel to the Company, the provisions of applicable law precludes such advance payment), with the understanding, agreement and undertaking by Indemnitee that in the event it shall ultimately be determined that Indemnitee was not entitled to be indemnified, or was not entitled to be fully indemnified, that Indemnitee shall repay to the Company such amount, or the appropriate portion thereof, so paid or advanced.

          6.   Notice and Other Indemnification Procedures.
               -------------------------------------------

               6.1  Notice to Company.  Promptly after becoming aware of or
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receiving notice of the commencement of or the threat of commencement of any
Proceeding, the indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company in writing of the commencement or threat of commencement thereof. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power. The omission to so notify the Company will not relieve it from any liability which it may have to Indemnitee other than under this Agreement.

               6.2  Notice to Insurer.  At the time of the receipt of a notice
                    -----------------
of the commencement of a Proceeding pursuant to Section 6.1 hereof, the Company shall give prompt notice of the commencement of such Proceeding to the insurer in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all reasonably necessary and desirable action to cause such insurer to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies, unless the Company has already paid such amounts directly to the Indemnitee.

               6.3  Choice of Counsel.  If the Company shall be obligated to pay
                    -----------------
the Expenses of any Proceeding, the Company shall be entitled to assume the defense of such Proceeding, with counsel approved by the Indemnitee (which approval the Indemnitee shall not unreasonably withhold), upon the delivery to the Indemnitee of written notice of the Company's election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of any counsel other than the counsel approved by the Indemnitee and retained by the Company which may be subsequently incurred by the Indemnitee with respect to the same Proceeding; provided that (a) the Indemnitee shall have the right to employ his own counsel in any such Proceeding at the Indemnitee's expense; and (b) if (1) the employment of counsel by the Indemnitee has been previously authorized by the Company in writing, (2) the Indemnitee shall have reasonably concluded that there is an actual conflict of interest between the Company and the

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Indemnitee in the conduct of any such defense or (3) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the Expenses of Indemnitee's counsel reasonably and actually incurred by the Indemnitee shall be payable by the Company.

          7.   Determination of Right to Indemnification.
               -----------------------------------------

               7.1  Presumption of Right to Indemnification.  To the extent the
                    ---------------------------------------
Indemnitee has been successful on the merits or otherwise in defense of any Proceeding referred to in Section 3.1 or 3.2 of this Agreement or in the defense of any claim, issue or matter involved in any such Proceeding, the Indemnitee shall be presumed to have met the applicable standard of conduct, if any, for indemnification under this Agreement.

               7.2  Burden of Proof.  If Section 7.1 is inapplicable, the
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Company shall not withhold indemnification pursuant to Section 3.1 or 3.2 of this Agreement unless (a) the board of directors of the Company shall determine that California law or other applicable law prohibits the indemnification of Indemnitee under the terms of this Agreement, or (b) the Company shall receive a written opinion from independent legal counsel selected by the Indemnitee and the Company to that effect. The Company shall have the burden of proving to such counsel that indemnification is not available to the Indemnitee as set forth in the preceding sentence. Any failure between the Indemnitee and the Company to agree in the selection of the independent legal counsel shall be resolved pursuant to Sections 7.3 through 7.6 below.

               7.3  Selection of Counsel.  If the Indemnitee and the Company are
                    --------------------
unable to agree on the selection of the independent counsel, such independent counsel shall be selected by lot from among the ten (10) law firms having the most lawyers practicing in Los Angeles, California (excluding any firms that have acted as counsel for the Company). Regular counsel to the Company shall contact such counsel in order of their selection by lot, requesting each such firm to accept engagement to make the determination required hereunder until one of such firms accepts such engagement. The fees for such counsel shall be paid by the Company.

               7.4  Response of Company.  As soon as practicable, and in no
                    -------------------
event later than 20 days after the selection of independent legal counsel pursuant to Section 7.3 above, the Company shall, at its own expense, submit to the independent legal counsel, in such manner as the independent legal counsel may reasonably request, its claim, if any, that the Indemnitee is not entitled to indemnification.

               7.5  Appeal.  Notwithstanding a determination by an independent
                    ------
legal counsel appointed pursuant to Section 7.3 hereof that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, the Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending, or such other court of competent jurisdiction, for the purpose of enforcing the Indemnitee's right to indemnification pursuant to this Agreement. The Company agrees that a determination by the independent legal counsel that the Indemnitee has not met the standard of conduct required for

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indemnification shall not create a presumption, in any subsequent court proceeding, that the Indemnitee has failed to meet the applicable standard of conduct.

               7.6  Actions Under Agreement.  The Company shall indemnify the
                    -----------------------
Indemnitee against all Expenses reasonably and actually incurred by the Indemnitee in connection with any hearing or proceeding under this Section 7 involving the Indemnitee and against all Expenses reasonably and actually incurred by the Indemnitee in connection with any other proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement, unless a court of competent jurisdiction finds that each of the claims and/or defenses of the Indemnitee in any such Proceeding was frivolous or not made in good faith.

          8.   Exceptions.  Any other provision herein to the contrary
               ----------
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

               8.1  Claims Initiated by Indemnitee.  To indemnify the Indemnitee
                    ------------------------------
with respect to Proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise;

               8.2  Lack of Good Faith.  To indemnify the Indemnitee for any
                    ------------------
Expenses incurred by the Indemnitee with respect to any Proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such Proceeding was not made in good faith or was frivolous;

               8.3  SEC Limitation.  To indemnify the Indemnitee to the extent
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such indemnification would cause the Company to violate any undertaking the
Company makes to the Securities and Exchange Commission ("SEC") with respect to indemnification;

               8.4  Excluded Acts.  To indemnify the Indemnitee as to
                    -------------
circumstances in which indemnification is prohibited pursuant to California law; or

               8.5  Settlements.  To indemnify the Indemnitee for any amount
                    -----------
paid in settlement of any Proceeding without the prior written consent of the Company, which consent shall not be unreasonably withheld.

          9.   Subrogation.  In the event of payment under this Agreement, the
               -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall do all things that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          10.  Non-exclusivity and Continuation of Rights.  The provisions for
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indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have pursuant to the Articles

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of Incorporation or Bylaws, any agreement, vote of the Company's stockholders or disinterested directors, provisions of California law or otherwise. The Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as a director of the Company.

          11.  Severability.  If any provision or provisions of this Agreement
               ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever,
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          12.  Modification and Waiver.  No supplement, modification or
               -----------------------
amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          13.  Effectiveness of Agreement.  This Agreement shall be effective as
               --------------------------
of the date set forth on the first page (the "Effective Date") and shall apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer or director of the Company, or was serving at the request of the Company as a director, officer, agent or employee of another enterprise, at the time such act or omission occurred.

          14.  Successors and Assigns.  The terms of this Agreement shall bind,
               ----------------------
and shall inure to the benefit of, the successors and assigns of the parties hereto.

          15.  Notice.  All notices, requests, demands and other communications
               ------
under this Agreement shall be in writing, addressed to the parties' addresses set forth below their signatures to this Agreement, and shall be deemed duly given (a) if delivered by hand and received by the party notice was sent to on the day delivered, or (b) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Any party may change its address for notices, requests, demands and communications by giving notice thereof in the manner specified in this Section 15.

          16.  Governing Law.  This Agreement shall be governed exclusively by
               -------------
and construed according to the laws of the State of California.

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     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement effective as of the date first above written.

                         YES  CLOTHING  CO.


                         By /s/ Daniel V. Goodstein
                            -------------------------------------
                                Daniel V. Goodstein
                                Its Chief Financial Officer

                         Address:    YES Clothing Co.
                                     1380 West Washington Boulevard
                                     Los Angeles, California  90007-1233
                                     Attn:

                         INDEMNITEE


                         /s/ Maurice Schoenholz
                         ----------------------------------------
                         Maurice Schoenholz

                         Address:   c/o Republic Factors Corp.
                                    1000 Wilshire Boulevard
                                    Suite 400
                                    Los Angeles, California 90017


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